UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:

811-02328

Boulder Growth & Income Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

1700 Broadway, Suite 1230

Denver, CO 80290

(Address of Principal Executive Offices)(Zip Code)

Chris Moore

Boulder Growth & Income Fund, Inc.

1700 Broadway, Suite 1230

Denver, CO 80290

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:

877-561-7914

Date of Fiscal Year End: November 30

Date of Reporting Period: December 1, 2020 – November 30, 2021

Item 1. Reports to Stockholders.

The Report to Stockholders is attached herewith.

Distribution Policy

November 30, 2021 (Unaudited)

Boulder Growth & Income Fund, Inc. (the "Fund"), acting pursuant to a Securities and Exchange Commission exemptive order and with the approval of the Fund's Board of Directors (the "Board"), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the "Plan"). In accordance with the Plan, the Fund distributed $0.102 per share on a quarterly basis during the twelve-month period ended November 30, 2021. Beginning in January 2022 the quarterly distribution increased to $0.12 per share. The fixed amount distributed per share is subject to change at the discretion of the Fund's Board. Under the Plan, the Fund will typically distribute most or all of its available investment income to its stockholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may also distribute long-term capital gains and short-term capital gains and return of capital to stockholders in order to maintain a level distribution. Each quarterly distribution to stockholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code. Stockholders should not draw any conclusions about the Fund's investment performance from the amount of these distributions or from the terms of the Plan. The Fund's total return performance on net asset value is presented in its financial highlights table. The Board may amend, suspend or terminate the Fund's Plan without prior notice if it deems such action to be in the best interest of the Fund or its stockholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund's stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, investments in foreign securities, foreign currency fluctuations and changes in the Code. Please refer to the Fund's prospectus for a more complete description of its risks.

Boulder Growth & Income Fund, Inc.	Table of Contents

Performance Overview	2
Portfolio of Investments	8
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Statement of Cash Flows	15
Financial Highlights	16
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	29
Additional Information	30
Summary of Dividend Reinvestment Plan	33
Summary of Updated Information Regarding the Fund	34
Directors & Officers	42
Board Approvals of Investment Advisory and Sub-Advisory Agreements	46

Annual Report | November 30, 2021	1

Boulder Growth & Income Fund, Inc.	Performance Overview

November 30, 2021 (Unaudited)

Annual Update:

The Boulder Growth & Income Fund, Inc. (the "Fund") generated a return of 21.9% on net assets in the twelve-month period ended November 30, 2021 (the "period"). This performance lagged the S&P 500 Index which returned 27.9% during the same period. The Fund outperformed the Dow Jones Industrial Average Index ("DJIA") which returned 18.5% and the Morningstar US Large Value Index which returned 17.6% during the same period. More detail on various holding period returns can be found in the table below.

The Fund has outperformed the Morningstar US Large Value Index on an average annual return basis since affiliates of Rocky Mountain Advisers, LLC ("RMA") became investment advisers to the Fund in January of 2002. However, the Fund has underperformed the S&P 500 Index and the DJIA on an average annual return basis during this same timeframe.

On a market price basis, the Fund gained 23.2% for the period, outperforming the Fund's return performance on a NAV basis of 21.9%. The outperformance was primarily due to a narrowing of the discount of the Fund's share price relative to its net asset value (the "discount") over the period. At the beginning of the period the discount was -17.9% and at the end of the period the discount was -17.0%.

	3 months	6 months	One Year	Three Years*	Five Years*	Ten Years*	Since January 2002**
BIF (NAV)	-3.55%	-1.14%	21.86%	9.50%	11.67%	12.28%	8.85%
BIF (Market)	-5.69%	-4.02%	23.18%	9.38%	12.61%	12.72%	7.65%
S&P 500 Index†	1.32%	9.38%	27.92%	20.38%	17.90%	16.16%	9.45%
DJIA††	-2.08%	0.74%	18.52%	12.95%	15.05%	13.78%	9.12%
Morningstar US Large Value Index†††	-2.74%	-1.80%	17.60%	8.91%	9.66%	11.41%	7.18%

*	Average annual.
**	Average annual since January 2002, when affiliates of RMA became investment advisers to the Fund. Does not include the effect of dilution on non-participating stockholders from the December 2002 rights offering.
†	The S&P 500 Index is widely regarded as the best single gauge of large-cap U.S. equities. There is over USD 13.5 trillion indexed or benchmarked to the index, with indexed assets comprising approximately USD 5.4 trillion of this total as of December 31, 2020. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization.
††	The Dow Jones Industrial Average (DJIA), is a price-weighted measure of 30 U.S. blue-chip companies. The index covers all industries except transportation and utilities.
†††	The Morningstar US Large Value Index measures the performance of U.S. large-cap stocks with relatively low prices given anticipated per-share earnings, book value, cash flow, sales and dividends. This Index does not incorporate Environment, Social, or Governance (ESG) criteria.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Fund returns include reinvested dividends and distributions, but do not reflect the reduction of taxes a stockholder would pay on Fund distributions or the sale of Fund shares and do not reflect brokerage commissions, if any. Returns of the S&P 500 Index, the DJIA and Morningstar US Large Value Index include reinvested dividends and distributions, but do not reflect the effect of commissions, expenses or taxes, as applicable. You cannot invest directly in any of these indices. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

www.bouldercef.com	2

Boulder Growth & Income Fund, Inc.	Performance Overview

November 30, 2021 (Unaudited)

The largest contributors to performance during the period were Berkshire Hathaway, Inc. (BRK/A & BRK/B) contributing 8.00% and JP Morgan Chase & Co (JPM) contributing 3.61% to the total return on net assets. The largest detractors to performance during the period were Caterpillar Inc. (CAT) detracting -0.30% and Walmart Inc. (WMT) detracting -0.26% to the total return on net assets.

During the period, positions were reduced in Berkshire Hathaway, Inc. (BRK/A) and Caterpillar Inc. (CAT). The full positions in Verizon Communications Inc (VZ) and Ithan Creek Partners were sold. During the period, the Fund purchased additional shares of Enterprise Product Partners (EPD), Intel Corp (INTC), NRG Energy Inc. (NRG), and Pfizer Inc. (PFE). New investments were made in B&G Foods Inc. (BGS), Broadstone Net Lease Inc. (BNL), Evercore Inc. (EVR), Reaves Utility Income Fund (UTG), STAG Industrial Inc. (STAG) and STORE Capital Corp. (STOR).

The Fund repurchased and retired 468,607 shares of its Common Stock during the period. The shares were repurchased at an average price of $11.28. Since the Fund's Board of Directors reinstated the share repurchase program in August 2017, the Fund has repurchased and retired 8,294,444 shares at an average price of $10.07 per share.

The following table shows the top ten holdings in the Fund as of November 30, 2021:

Holding	Symbol(s)	Percentage of Total Managed Assets
Berkshire Hathaway, Inc.	BRK/A and BRK/B	32.0%
JPMorgan Chase & Co.	JPM	9.3%
Cash and Short-Term Investments	SALXX and SAMXX	7.4%
Yum! Brands, Inc.	YUM	6.0%
Cisco Systems, Inc.	CSCO	5.7%
Enterprise Products Partners LP	EPD	4.4%
Pfizer, Inc.	PFE	4.2%
Wells Fargo & Co.	WFC	3.9%
Cohen & Steers Infrastructure Fund, Inc.	UTF	3.3%
NRG Energy, Inc.	NRG	3.1%

We'd also like to update stockholders on some recent news:

Paralel Service Structure

On September 23, 2021, the Board of Directors (the "Board") of the Fund approved a new investment advisory agreement (the "New Advisory Agreement") with Paralel Advisors LLC ("Paralel"), a new investment sub-advisory agreement with respect to the Fund (the "New Sub-Advisory Agreement") between Paralel and the Fund's current investment sub-advisor, RMA, and a new administration agreement (the "New Administration Agreement") with Paralel Technologies LLC ("PRT") (collectively, the "Paralel Servicing Structure").

Effective as of November 22, 2021, under the Paralel Servicing Structure, Paralel serves as the Fund's investment advisor and is responsible for the general management and operations of the Fund, including the overall supervisory responsibility for the management and investment of the Fund's assets. Paralel replaced the Fund's previous adviser, ALPS Advisors, Inc. (the "Previous Advisor"). RMA remains in its position as the Fund's sub-advisor and continues to provide portfolio management services to the Fund, determining and coordinating the composition, investment, and reinvestment of the Fund's assets. PRT serves as the Fund's administrator and provides the Fund with general administrative, tax and accounting services. PRT replaced the Fund's previous administrator, ALPS Fund Services, Inc. (the "Previous Administrator").

Annual Report | November 30, 2021	3

Boulder Growth & Income Fund, Inc.	Performance Overview

November 30, 2021 (Unaudited)

The New Advisory Agreement is materially similar to the Fund's advisory agreement with the Previous Advisor (the "Previous Advisory Agreement"), except with respect to the fees, effective dates, and parties to the agreement. Under the New Advisory Agreement, the Fund pays Paralel an annual investment advisory fee, calculated monthly, in an amount equal to 0.90% of the first $2 billion of the Fund's average Managed Assets, plus 0.80% of the Fund's average Managed Assets over $2 billion. "Managed Assets” means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding). Under the Previous Advisory Agreement, the Fund paid the Previous Advisor an investment advisory fee, calculated monthly, at an annual rate of 0.95% of the Fund's average Managed Assets.

Under the New Sub-Advisory Agreement, Paralel pays RMA an annual subadvisory fee, calculated monthly, in an amount equal to 0.77% of the Fund's average Managed Assets applicable to the first $2 billion of average Managed Assets, plus 0.68% of the Fund's average Managed Assets over $2 billion. Under the Previous Sub-Advisory Agreement, the Previous Advisor paid RMA an annual subadvisory fee in an amount equal to 0.8125% of the Fund's average Managed Assets.

The New Administration Agreement is also materially similar to the Fund's administration agreement with the Previous Administrator (the "Previous Administration Agreement"), except with respect to the fees, term, effective date, and parties to the agreement. Under both agreements, the applicable administrator has similar responsibilities to the Fund, holding responsibility for calculating net asset values, providing fund accounting, tax, fund administration and compliance-related services. Under the New Administration Agreement, the Fund pays PRT an annualized fee, calculated monthly, equal to 0.09% of the first $2 billion of the Fund's average Managed Assets, plus 0.075% of the Fund's average Managed Assets over $2 billion. Under the Previous Administration Agreement, the Fund paid the Previous Administrator an annualized fee, calculated monthly, equal to 0.10% of the Fund's average Managed Assets.

The Paralel Servicing Structure was made effective on November 22, 2021.

Increase to Quarterly Distribution

On November 9, 2021, the Fund announced a 17.6% increase in the Fund's quarterly distribution to $0.12 per share beginning in January 2022. The distribution is being paid as part of the Fund's managed distribution program under which the Fund intends to make per share distributions of $0.12 per quarter, or $0.48 per year. As of market close on November 30, 2021, the distribution amounts to approximately 3.69% of market price and 3.06% of NAV on an annualized basis.

Due to the current discount of the Fund's market price to its per share NAV and the fact that the distribution is made in cash (i.e., at NAV), if Fund shares continue to trade at a discount at the time of this distribution, then it will be accretive to the Fund's market-price-based return.

www.bouldercef.com	4

Boulder Growth & Income Fund, Inc.	Performance Overview

November 30, 2021 (Unaudited)

New Associate Portfolio Manager

On October 1, 2021, Jacob Hemmer was promoted from Investment Analyst to Associate Portfolio Manager of RMA. Mr. Hemmer has nine years of experience in the industry, is a CFA charterholder, and has been with RMA working on the Fund for three years.

As always, we appreciate your continued support of the Fund.

Sincerely,

Stewart Horejsi	Joel Looney
Portfolio Manager	Portfolio Manager

Jacob Hemmer
Associate Portfolio Manager

The views and opinions in the preceding commentary are as of the date of this letter and are subject to change at any time. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Portfolio weightings and other figures in the foregoing commentary are provided as of period-end, unless otherwise stated.

Note to Stockholders on the Fund's Discount. As most stockholders are aware, the Fund's shares presently trade at a significant discount to net asset value. The Board is aware of this, monitors the discount and periodically reviews the limited options available to mitigate the discount. In addition, there are several factors affecting the Fund's discount over which the Board and management have little control. In the end, the market sets the Fund's share price. For long-term stockholders of a closed-end fund, we believe the Fund's discount should only be one of many factors taken into consideration at the time of your investment decision.

Note to Stockholders on Concentration of Investments. The Board feels it is important that stockholders be aware of the Fund's high concentration in a small number of positions. Concentrating investments in fewer securities may involve a degree of risk that is greater than a fund having less concentrated investments spread over a greater number of securities. In particular, the Fund is highly concentrated in Berkshire Hathaway, Inc., which, in addition to other business risks, is largely dependent on Warren Buffett for major investment and capital allocation decisions. When Mr. Buffett is no longer able to fulfill his responsibilities with Berkshire Hathaway, Inc., the value of the Fund's position in Berkshire Hathaway, Inc. could be materially impacted.

Annual Report | November 30, 2021	5

Boulder Growth & Income Fund, Inc.	Performance Overview

November 30, 2021 (Unaudited)

Growth of $10,000 (as of November 30, 2021)

Comparison of change in value of a hypothetical $10,000 investment in the Fund and the Underlying Indexes

Past performance does not guarantee future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

www.bouldercef.com	6

Boulder Growth & Income Fund, Inc.	Performance Overview

November 30, 2021 (Unaudited)

The table below is a summary of the dividends paid for the year ended November 30, 2021.

	Per Share of Common Stock
	Net Asset Value	Market Price	Dividend Paid*
1/29/2021	$13.42	$11.01	$0.102
4/30/2021	15.55	13.24	0.102
7/30/2021	15.92	13.65	0.102
10/29/2021	16.30	13.59	0.102

*	Please refer to page 32 for classifications of dividends for the year ended November 30, 2021.

INVESTMENTS AS A % OF TOTAL NET ASSETS

APPLICABLE TO COMMON STOCKHOLDERS

Holdings are subject to change

Annual Report | November 30, 2021	7

Boulder Growth & Income Fund, Inc.	Portfolio of Investments

November 30, 2021

Description	Shares	Value (Note 2)
LONG TERM INVESTMENTS 106.02%
DOMESTIC COMMON STOCK 95.48%
Banks 4.44%
Wells Fargo & Co.	1,425,000	$68,086,500
Construction Machinery 1.26%
Caterpillar, Inc.	100,000	19,335,000
Diversified 36.67%
Berkshire Hathaway, Inc., Class A*(a)	1,028	428,548,528
Berkshire Hathaway, Inc., Class B*(a)	485,000	134,194,650
		562,743,178
Diversified Financial Services 13.85%
American Express Co.(b)	210,000	31,983,000
Evercore, Inc., Class A	125,000	17,337,500
JPMorgan Chase & Co.	1,028,000	163,277,240
		212,597,740
Electric 3.58%
NRG Energy, Inc.	1,525,000	54,930,500
Food 1.72%
B&G Foods, Inc.	330,000	9,942,900
JM Smucker Co.	130,000	16,441,100
		26,384,000
Healthcare Products & Services 1.82%
Johnson & Johnson	179,100	27,927,063
Insurance 2.11%
Travelers Cos., Inc.	220,000	32,329,000
Pharmaceuticals 4.81%
Pfizer, Inc.	1,375,000	73,878,750
Real Estate Investment Trusts (REITs) 4.97%
Broadstone Net Lease, Inc.	800,000	20,000,000
STAG Industrial, Inc.	500,000	21,790,000
STORE Capital Corp.	500,000	16,470,000
Ventas, Inc.	383,200	17,979,744
		76,239,744

See Accompanying Notes to Financial Statements.

www.bouldercef.com	8

Boulder Growth & Income Fund, Inc.	Portfolio of Investments

November 30, 2021

Description	Shares	Value (Note 2)
Retail 11.37%
eBay, Inc.	325,000	$21,924,500
Walmart, Inc.	335,000	47,111,050
Yum! Brands, Inc.	858,000	105,396,720
		174,432,270
Semiconductors 2.37%
Intel Corp.	740,000	36,408,000

Technology, Hardware & Equipment 6.51%
Cisco Systems, Inc.	1,822,200	99,929,448

TOTAL DOMESTIC COMMON STOCK
(Cost $534,321,769)		1,465,221,193

FOREIGN COMMON STOCK 0.98%
Beverages 0.98%
Heineken Holding NV	180,000	15,005,101

TOTAL FOREIGN COMMON STOCK
(Cost $4,874,276)		15,005,101

CLOSED-END FUNDS 4.47%
Cohen & Steers Infrastructure Fund, Inc.	2,114,058	58,897,655
Reaves Utility Income Fund	294,933	9,765,232
		68,662,887
TOTAL CLOSED-END FUNDS
(Cost $29,280,878)		68,662,887

LIMITED PARTNERSHIPS 5.09%
Enterprise Products Partners LP	3,650,000	78,073,500

TOTAL LIMITED PARTNERSHIPS
(Cost $71,009,752)		78,073,500

TOTAL LONG TERM INVESTMENTS
(Cost $639,486,675)		1,626,962,681

See Accompanying Notes to Financial Statements.

Annual Report | November 30, 2021	9

Boulder Growth & Income Fund, Inc.	Portfolio of Investments

November 30, 2021

Description	Shares	Value (Note 2)
SHORT TERM INVESTMENTS 8.43%
Money Market Funds 8.43%
State Street Institutional U.S. Government Money Market Fund, Administration Class, 7-Day Yield - 0.01%	29,427,984	$29,427,984
State Street Institutional U.S. Government Money Market Fund, Investor Class, 7-Day Yield - 0.01%	100,000,000	100,000,000
		129,427,984
TOTAL MONEY MARKET FUNDS
(Cost $129,427,984)		129,427,984

TOTAL SHORT TERM INVESTMENTS
(Cost $129,427,984)		129,427,984

TOTAL INVESTMENTS 114.45%		1,756,390,665
(Cost $768,914,659)

SENIOR NOTES (NET OF DEFERRED OFFERING COST OF $2,021,645) (14.53%)		(222,978,355)

OTHER ASSETS AND LIABILITIES, NET 0.08%		1,218,458

TOTAL NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS 100.00%		$1,534,630,768

*	Non-income producing security.
(a)	For additional information on portfolio concentration, see Note 6.
(b)	A portion of the security is held as collateral for the written call options in the amount of $188,000.

Percentages are stated as a percent of the Total Net Assets Applicable to Common Stockholders.

Written Call Options:

Description	Counterparty	Exercise Price	Premiums Received	Expiration Date	Number of Contracts	Notional Value	Value (Note 2)
American Express Co.	Credit Suisse	$170	$1,218,500	1/21/2022	(1,000)	$(15,230,000)	$(188,000)
						$(15,230,000)	$(188,000)

See Accompanying Notes to Financial Statements.

www.bouldercef.com	10

Boulder Growth & Income Fund, Inc.	Portfolio of Investments

November 30, 2021

Regional Breakdown as a % of Total Net Assets Applicable to Common Stockholders

United States	113.47%
Netherlands	0.98%
Other Assets and Liabilities	0.08%
Senior Notes	(14.53%)
Total Net Assets	100.00%

See Accompanying Notes to Financial Statements.

Annual Report | November 30, 2021	11

Boulder Growth & Income Fund, Inc.	Statement of Assets and Liabilities

November 30, 2021

ASSETS:
Total Investments at Value
Cost ($768,914,659)	$1,756,390,665
Dividends and interest receivable	2,036,616
Cash	383,716
Prepaid expenses and other assets	74,266
Total Assets	1,758,885,263

LIABILITIES:
Written options, at value
(Premiums received $1,218,500)	188,000
Senior notes (net of deferred offering cost of $2,021,645) (Note 10)	222,978,355
Investment advisory fees payable (Note 4)	399,773
Interest payable on senior notes (Note 10)	439,378
Administration fees payable (Note 4)	39,071
Printing fees payable	29,051
Custody fees payable	45,000
Legal fees payable	55,790
Audit and tax fees payable	47,000
Directors' fees and expenses payable (Note 4)	989
Accrued expenses and other payables	32,088
Total Liabilities	224,254,495
TOTAL NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$1,534,630,768

NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS) CONSIST OF:
Par value of common stock (authorized 249,990,000 shares at $0.01 par value)	$978,024
Paid-in capital in excess of par value of common stock	534,764,361
Total distributable earnings	998,888,383
TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)	$1,534,630,768

Net Asset Value, $1,534,630,768/97,802,373 common stock outstanding	$15.69

See Accompanying Notes to Financial Statements.

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Boulder Growth & Income Fund, Inc.	Statement of Operations

For the Year Ended Novermber 30, 2021

INVESTMENT INCOME:
Dividends
(net of foreign withholding taxes $31,798)	$25,833,933
Interest and other income	33,801
Total Investment Income	25,867,734

EXPENSES:
Investment advisory fees (Note 4)	16,376,756
Interest on senior notes (Note 10)	6,117,500
Administration fees (Note 4)	1,722,176
Directors' fees and expenses (Note 4)	250,489
Printing fees	107,154
Legal fees	114,760
Custody fees	56,477
Insurance expense	57,849
Audit and tax fees	47,000
Transfer agency fees	37,593
Offering costs (Note 10)	191,282
Other	126,025
Total Expenses	25,205,061
Less fees waived by investment advisor (Note 4)	(373,693)
Less fees waived by administrator (Note 4)	(39,336)
Net Expenses	24,792,032
Net Investment Income	1,075,702

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	37,183,032
Written options	1,701,178
Foreign currency related transactions	(1,292)
Net realized gain	38,882,918
Long-term capital gain distributions from other investment companies	3,716,355
Net change in unrealized appreciation/depreciation on:
Investments	222,938,708
Written options	7,342,209
Foreign currency related translations	(319)
Net change in unrealized appreciation	230,280,598
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	272,879,871
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$273,955,573

See Accompanying Notes to Financial Statements.

Annual Report | November 30, 2021	13

Boulder Growth & Income Fund, Inc.	Statements of Changes in Net Assets

	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020
OPERATIONS:
Net investment income	$1,075,702	$6,457,268
Net realized gain on investments, written options and foreign currency transactions	38,882,918	31,879,824
Long-term capital gain distributions from other investment companies	3,716,355	2,105,930
Net change in unrealized appreciation/depreciation on investments, written options and foreign currency translations	230,280,598	(44,382,120)
Net Increase/(Decrease) in Net Assets Applicable to Common Stockholders Resulting from Operations	273,955,573	(3,939,098)

DISTRIBUTIONS TO COMMON STOCKHOLDERS (NOTE 9):
From distributable earnings	(39,934,017)	(38,956,499)
From tax return of capital	–	(1,968,760)
Total Distributions: Common Stockholders	(39,934,017)	(40,925,259)

CAPITAL SHARE TRANSACTIONS (NOTE 8):
Repurchase of fund shares	(5,285,690)	(41,793,909)
Net Decrease in Net Assets from Capital Share Transactions	(5,285,690)	(41,793,909)

Net Increase/(Decrease) in Net Assets Applicable to Common Stockholders	228,735,866	(86,658,266)

TOTAL NET ASSETS:
Beginning of period	1,305,894,902	1,392,553,168
End of period	$1,534,630,768	$1,305,894,902

See Accompanying Notes to Financial Statements.

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Boulder Growth & Income Fund, Inc.	Statement of Cash Flows

For the year ended November 30, 2021

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets applicable to Common Stockholders resulting from operations	$273,955,573
Adjustments to reconcile change in net assets applicable to Common Stockholders resulting from operations to net cash provided by operating activities:
Purchase of investment securities	(233,896,483)
Net sales of short-term investment securities	179,029,846
Proceeds from disposition of investment securities	97,299,506
Amortization of premium and accretion of discount on investments	(24,067)
Premiums received from written options transactions	3,562,965
Net realized (gain)/loss on:
Investments	(40,899,387)
Written options	(1,701,178)
Net change in unrealized appreciation/depreciation on:
Investments	(222,938,708)
Written options	(7,342,209)
Amortization of offering costs	229,649
(Increase)/Decrease in assets:
Dividends and interest receivable	(945,972)
Prepaid expenses and other assets	(21,860)
Increase/(Decrease) in liabilities:
Investment advisory fees payable	(608,519)
Administration fees payable	(75,640)
Directors' fees and expenses payable	989
Legal fees payable	37,530
Custody fees payable	33,742
Printing fees payable	(11,284)
Accrued expenses and other payables	(81,070)
Net Cash Provided by Operating Activities	45,603,423

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid to Common Stockholders	(39,934,017)
Repurchase of fund shares	(5,285,690)
Net Cash Used in Financing Activities	(45,219,707)
Effect of exchange rates on cash	–

Net increase in cash	383,716
Cash and foreign currency, beginning balance	–
Cash and foreign currency, ending balance	$383,716

Cash paid for interest on senior notes during the period was:	$6,117,500

See Accompanying Notes to Financial Statements.

Annual Report | November 30, 2021	15

Boulder Growth & Income Fund, Inc.	Financial Highlights

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund's shares.

OPERATING PERFORMANCE:
Net asset value — Beginning of Period
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Net Increase from Operations Applicable to Common Stockholders
DISTRIBUTIONS TO COMMON STOCKHOLDERS
Distributions from net investment income
Distributions from net realized capital gains
Distributions from tax return of capital
Total Distributions Paid to Common Stockholders
CAPITAL SHARE TRANSACTIONS:
Impact of Capital Share Transactions(a)
Total Capital Share Transactions
Net Increase/(Decrease) in Net Asset Value
Common Share Net Asset Value — End of Period
Common Share Market Value — End of Period
Total Return, Common Share Net Asset Value(c)
Total Return, Common Share Market Value(c)
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:(d)
Ratio of operating expenses to average net assets including waiver
Ratio of operating expenses to average net assets excluding waiver
Ratio of operating expenses to average net assets excluding interest on borrowings
Ratio of net investment income to average net assets including waiver
Ratio of net investment income to average net assets excluding waiver
SUPPLEMENTAL DATA:
Portfolio turnover rate
Net Assets Applicable to Common Stockholders, End of Period (000s)
Number of Common Shares Outstanding, End of Period (000s)
BORROWINGS AT END OF PERIOD
Aggregate Amount Outstanding (000s)
Asset Coverage Per $1,000

See Accompanying Notes to Financial Statements.

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Boulder Growth & Income Fund, Inc.	Financial Highlights

For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017
$13.29	$13.56	$13.32	$12.79	$10.87

0.01	0.06	0.07	0.09	0.04
2.79	(0.01)	0.52	0.80	2.28
2.80	0.05	0.59	0.89	2.32

–	(0.05)	(0.08)	(0.06)	(0.10)
(0.41)	(0.34)	(0.30)	(0.21)	(0.29)
–	(0.02)	(0.03)	(0.10)	(0.01)
(0.41)	(0.41)	(0.41)	(0.37)	(0.40)

0.01	0.09	0.06	0.01	(0.00	)(b)
0.01	0.09	0.06	0.01	(0.00	)(b)
2.40	(0.27)	0.24	0.53	1.92
$15.69	$13.29	$13.56	$13.32	$12.79
$13.02	$10.91	$11.41	$11.09	$10.77

21.86%	2.04%	5.60%	7.78%	22.69%
23.18%	(0.45%)	6.72%	6.57%	29.83%

1.65%	1.16%	1.11%	1.22%	1.40%
1.68%	1.17%	1.11%	1.22%	1.40%
1.24%	1.12%	N/A	1.21%	1.33%
0.07%	0.52%	0.54%	0.71%	0.36%
0.04%	0.51%	0.54%	0.71%	0.36%
6%	6%	2%	1%	1%
$1,534,631	$1,305,895	$1,392,553	$1,407,553	$1,356,457
97,802	98,271	102,676	105,657	106,015
$222,978 (e)	$222,749 (e)	N/A	N/A	$50,028
7,882	6,863	N/A	N/A	28,114

See Accompanying Notes to Financial Statements.

Annual Report | November 30, 2021	17

Boulder Growth & Income Fund, Inc.	Financial Highlights

(a)	Calculated based on the average number of common shares outstanding during each fiscal period.
(b)	Amount represents less than $0.005 per common share.
(c)	Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on common share market value assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund's distribution reinvestment plan.
(d)	Ratios do not reflect the proportionate share of income and expenses of the underlying investee funds (i.e. those listed under Money Market Funds or Closed-End Funds on the Portfolio of Investments).
(e)	The amount shown is due to the issuance of senior notes (See Note 10).

See Accompanying Notes to Financial Statements.

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Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

November 30, 2021

Note 1. FUND ORGANIZATION

Boulder Growth & Income Fund, Inc. (the "Fund" or "BIF"), is a non-diversified, closed-end management company organized as a Maryland corporation and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund is considered an investment company for financial reporting purposes under generally accepted accounting principles in the United States of America ("GAAP") and accordingly follows the investment company accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 "Financial Services – Investment Companies."

Note 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Equity securities including closed-end funds and limited partnerships for which market quotations are readily available (including securities listed on national securities exchanges and those traded over-the-counter) are valued based on the last sales price at the close of the applicable exchange. If such equity securities were not traded on the valuation date, but market quotations are readily available, they are valued at the bid price provided by an independent pricing service or by principal market makers. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent pricing services, principal market makers, or other independent sources. Money market mutual funds are valued at their net asset value per share. Short-term fixed income securities such as Commercial Paper, Bankers Acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued using market quotations or a matrix method provided by a pricing service. If prices are not available from the pricing service, then the securities will be priced at fair value under procedures approved by the Board of Directors (the "Board"). The Board has delegated to the Valuation Committee, the responsibility of determining the fair value of any security or financial instrument owned by the Fund for which market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the Valuation Committee, does not represent fair value ("Fair Value Securities"). The appointment of any officer or employee of the investment adviser or Fund to the Valuation Committee shall be promptly reported to the Board and ratified by the Board at its next regularly scheduled meeting. The Valuation Committee is responsible for reporting to the Board, on a quarterly basis, valuations and certain findings with respect to the Fair Value Securities. Such valuations and findings are reviewed by the entire Board on a quarterly basis.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under certain circumstances described below. If the Valuation Committee determines that developments between the close of a foreign market and the close of the New York Stock Exchange ("NYSE") will, in its judgment, materially affect the value of some or all of the Fund's portfolio securities, the Valuation Committee may adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Valuation Committee reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Valuation Committee may also fair value securities in other situations, such as when a particular foreign market is closed but the U.S. market is open. The Valuation Committee may use outside pricing services to provide it with closing prices. The Valuation Committee may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund's valuation procedures. The Valuation Committee cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. If the Valuation Committee adjusts prices, the Valuation Committee will periodically compare closing prices, the next day's opening prices in the same markets and those adjusted prices as a means of evaluating its security valuation process.

Annual Report | November 30, 2021	19

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

November 30, 2021

Options are valued at the mean of the highest bid and lowest ask prices on the principal exchange on which the option trades. If no quotations are available, fair value procedures will be used. Fair value procedures will also be used for any options traded over-the-counter.

Various inputs are used to determine the value of the Fund's investments. Observable inputs are inputs that reflect the assumptions market participants would use based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions based on the best information available in the circumstances.

These inputs are summarized in the three broad levels listed below.

Level 1 — Unadjusted quoted prices in active markets for identical investments that the Fund has the ability to access

Level 2 — Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

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Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

November 30, 2021

The following is a summary of the Fund's investments by inputs used to value those investments and other financial instruments as of November 30, 2021:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Domestic Common Stock	$1,465,221,193	$–	$–	$1,465,221,193
Foreign Common Stock	15,005,101	–	–	15,005,101
Closed-End Funds	68,662,887	–	–	68,662,887
Limited Partnerships	78,073,500	–	–	78,073,500
Money Market Funds	129,427,984	–	–	129,427,984
TOTAL	$1,756,390,665	$–	$–	$1,756,390,665

Other Financial Instruments**	Level 1	Level 2	Level 3	Total
Written Call Options	$(188,000)	$–	$–	$(188,000)
TOTAL	$(188,000)	$–	$–	$(188,000)

*	For detailed descriptions and other security classifications, see the accompanying Portfolio of Investments.
**	Other financial instruments are derivative instruments reflected in the Portfolio of Investments.

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded as of the ex-dividend date or for certain foreign securities, when the information becomes available to the Fund. Certain dividend income from foreign securities will be recorded, in the exercise of reasonable diligence, as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis using the effective yield method.

Dividend income from investments in real estate investment trusts ("REITs") is recorded at management's estimate of income included in distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of investments. The actual amount of income and return of capital are determined by each REIT only after its fiscal year-end, and may differ from the estimated amounts. Such differences, if any, are recorded by the Fund in the following annual financial reporting period.

Foreign Currency Translations: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. See Foreign Issuer Risk under Note 6.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Annual Report | November 30, 2021	21

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

November 30, 2021

Distributions to Common Stockholders: It is the Fund's policy to distribute substantially all net investment income and net realized gains to stockholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code of 1986, as amended. Distributions to common stockholders are recorded on the ex-dividend date.

The Fund intends to distribute its net realized capital gains, if any, at least annually. At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return capital, in addition to current net investment income. Any distribution that is treated as a return of capital generally will reduce a stockholder's basis in his or her shares, which may increase the capital gain or reduce the capital loss realized upon the sale of such shares. Any amounts received in excess of a stockholder's basis are generally treated as capital gain, assuming the shares are held as capital assets.

Indemnifications: Like many other companies, the Fund's organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund's maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Federal Income Tax: For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its earnings to its stockholders. Accordingly, no provision for federal income or excise taxes has been made.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

As of and during the year ended November 30, 2021, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses, in the Statement of Operations. The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Note 3. DERIVATIVE FINANCIAL INSTRUMENTS

As a part of its investment strategy, the Fund may invest to a lesser extent in derivatives contracts. In doing so, the Fund will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

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Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

November 30, 2021

Risk of Investing in Derivatives: The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Option Contracts: The Fund may enter into options transactions for hedging purposes and for non-hedging purposes such as seeking to enhance return. The Fund may write put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the Commodity Futures Trading Commission, foreign exchanges. A call option on an asset written by the Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by the Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

Annual Report | November 30, 2021	23

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

November 30, 2021

For the year ended November 30, 2021, the effects of derivative instruments on the Statement of Assets and Liabilities were as follows:

Risk Exposure	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value	Liability Derivatives Statement of Assets and Liabilities Location	Fair Value
Equity Contracts (Written Options)	N/A	N/A	Written options, at value	$188,000
Total		N/A		$188,000

For the year ended November 30, 2021, the effects of derivative instruments on the Statement of Operations were as follows:

Risk Exposure	Statement of Operations Location	Realized Gain/ (Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Equity Contracts (Written Options)	Net realized gain on written options/ Net change in unrealized appreciation on written options	$1,701,178	$7,342,209
Total		$1,701,178	$7,342,209

The average monthly notional value of written option contracts for the Fund was $31,130,599 during the year ended November 30, 2021.

Note 4. ADVISORY FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS

Effective November 22, 2021, Paralel Advisors LLC ("Paralel") began serving as the Fund's investment adviser pursuant to an interim advisory agreement with the Fund. The Fund pays Paralel an annual fee, calculated monthly, equal to 0.90% of the first $2 billion of the Fund's average Managed Assets, plus 0.80% of the Fund's average Managed Assets over $2 billion. "Managed Assets" means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding). The Investment advisory fees presented on the Statement of Operations includes $399,773, the amount owed to Paralel, for the period from November 22, 2021 to November 30, 2021.

Rocky Mountain Advisers, LLC ("RMA") provides sub-advisory services to the Fund pursuant to an interim sub-advisory agreement between RMA and Paralel. Paralel, not the Fund, pays RMA an annual sub-advisory fee based on average Managed Assets of the Fund.

Prior to November 22, 2021, ALPS Advisors, Inc. ("ALPS") served as the Fund's adviser and received an advisory fee equal to 0.95% of the Fund's average Managed Assets in the amount of $15,603,290, net of fees waived. During this same period, RMA also served as the Fund's sub-adviser and received an annual sub-advisory fee for these services that was paid by ALPS, not the Fund.

Effective November 22, 2021, Paralel Technologies LLC ("PRT"), an affiliate of Paralel, began serving as the Fund's administrator and provides all administrative and fund accounting services to the Fund. As compensation for its services, PRT receives certain out-of-pocket expenses and asset-based fees based on the Fund's average Managed Assets, which are accrued daily and paid monthly. The Administration fees presented on the Statement of Operations includes $39,145, the amount owed to PRT, for the period from November 22, 2021 to November 30, 2021.

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Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

November 30, 2021

Prior to November 22, 2021, ALPS Fund Services, Inc. ("AFS"), an affiliate of ALPS, served as the Fund's administrator and received a fee based on the Fund's average Managed Assets and certain out-of-pocket expenses as compensation for its services in the amount of $1,643,695, net of fees waived.

During the fiscal year ended November 30, 2021, ALPS, AFS and RMA agreed to voluntarily waive advisory, sub-advisory and administration fees, respectively, on amounts attributable to the proceeds of the senior notes issued that remain in cash or cash equivalents. The total fees waived during the year ended November 30, 2021 was $413,029 and is presented on the Statement of Operations.

Paralel is a wholly owned subsidiary of PRT. RMA may be deemed an affiliate of PRT and Paralel under the 1940 Act due to an indirect, non-controlling investment in PRT by SCLT Holdings, LLC, a fully owned subsidiary of the Susan L. Ciciora Trust, which is also the sole member of RMA. The Susan L. Ciciora Trust may be deemed an affiliate of the Fund.

No persons (other than the Independent Directors) receive compensation from the Fund for acting as a director or officer; however, officers of the Fund are officers or employees of Paralel, RMA or PRT and may receive compensation in such capacities. Prior to November 22, 2021, officers of the Fund were officers or employees of ALPS, RMA or AFS. The Fund pays each member of the Board who is not a director, officer, employee, or affiliate of Paralel, RMA or PRT or any of their affiliates (each an "Independent Director") a fee of $40,000 per annum, plus $5,000 for each in- person meeting, $3,000 for each audit committee meeting, $1,000 for each nominating committee meeting and $1,000 for each telephonic meeting of the Board. The Lead Independent Director of the Board receives an additional $3,125 for attending each regular quarterly meeting of the Board. The chairman of the Audit Committee receives an additional $3,000 for attending each regular meeting of the audit committee. The Fund will reimburse all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

State Street Bank & Trust Company ("State Street") serves as the Fund's custodian. Computershare Shareowner Services ("Computershare") serves as the Fund's common stock servicing agent, dividend-paying agent and registrar. As compensation for State Street's and Computershare's services, the Fund pays each a monthly fee plus certain out-of-pocket expenses.

Note 5. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short term securities, during the year ended November 30, 2021 were $203,289,172 and $86,629,881 respectively.

Note 6. PORTFOLIO INVESTMENTS AND CONCENTRATION

Under normal market conditions, the Fund intends to invest at least 80% of its net assets in common stocks. Common stocks include dividend-paying closed-end funds, open-end funds and REITs. The portion of the Fund's assets that are not invested in common stocks may be invested in fixed income securities and cash equivalents. The term "fixed income securities" includes bonds, U.S. Government securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations.

Concentration Risk: The Fund operates as a "non-diversified" investment company, as defined in the 1940 Act. As a result of being "non-diversified" with respect to 50% of the Fund's portfolio, the Fund must limit the portion of its assets invested in the securities of a single issuer to 5%, measured at the time of purchase. In addition, no single investment can exceed 25% of the Fund's total assets at the time of purchase. A more concentrated portfolio may cause the Fund's net asset value to be more volatile and thus may subject stockholders to more risk. Thus, the volatility of the Fund's net asset value and its performance in general, depends disproportionately more on the performance of a smaller number of holdings than that of a more diversified fund. As a result, the Fund is subject to a greater risk of loss than a fund that diversifies its investments more broadly.

Annual Report | November 30, 2021	25

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

November 30, 2021

As of November 30, 2021, the Fund held more than 25% of its assets in Berkshire Hathaway, Inc. In addition to market appreciation of the issuer since the time of purchase, the Fund acquired additional interest in Berkshire Hathaway, Inc. in the March 20, 2015 reorganization. After the reorganization was completed, shares held of the issuer were liquidated to bring the concentration to 25%. Concentration of the Berkshire Hathaway, Inc. position was a direct result of market appreciation and decreased leverage since the time the Fund and the funds acquired in the reorganization purchased the security.

Foreign Issuer Risk: Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the Fund's adviser may not be able to sell the Fund's portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund's investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund's return.

Note 7. SIGNIFICANT STOCKHOLDERS

On November 30, 2021, trusts and other entities and individuals affiliated with Stewart R. Horejsi and the Horejsi family owned 45,384,254 shares of Common Stock of the Fund, representing approximately 46.40% of the total Common Stock outstanding. Stewart R. Horejsi is the Chief Investment Officer of RMA and is a portfolio manager of the Fund.

Note 8. SHARE REPURCHASES AND REDEMPTIONS

In accordance with Section 23(c) of the 1940 Act and the rules promulgated thereunder, the Fund may from time to time effect repurchases and/or redemptions of its Common Stock.

For the year ended November 30, 2021, the Fund repurchased 468,607 shares of Common Stock at a total purchase amount of $5,285,690 at an average discount of 17.70% of net asset value. For the year ended November 30, 2020, the Fund repurchased 4,405,090 shares of Common Stock at a total purchase amount of $41,793,909 at an average discount of 17.26% of net asset value.

Note 9. TAX BASIS DISTRIBUTIONS AND TAX BASIS INFORMATION

As determined on November 30, 2021, permanent differences resulting primarily from different book and tax accounting for partnership investments, and certain other investments were reclassified at fiscal year-end. These reclassifications had no effect on net increase in net assets resulting from operations, net assets applicable to common stockholders or net asset value per common share outstanding. Permanent book and tax basis differences of $(113,834) and $113,834 were reclassified at November 30, 2021 among total distributable earnings and paid-in capital, respectively, for the Fund.

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Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

November 30, 2021

The character of distributions paid on a tax basis during the year ending November 30, 2021 is as follows:

Distributions Paid From:
Ordinary Income	$1,015,490
Long-Term Capital Gain	38,918,527
$39,934,017

The character of distributions paid on a tax basis during the year ending November 30, 2020 is as follows:

Distributions Paid From:
Ordinary Income	$4,938,798
Long-Term Capital Gain	34,017,701
Tax Return of Capital	1,968,760
$40,925,259

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes at November 30, 2021 were as follows:

Cost of investments for income tax purposes	$755,713,950
Gross appreciation on investments (excess of value over tax cost)	1,007,808,732
Gross depreciation on investments (excess of tax cost over value)	(6,101,517)
Net depreciation of foreign currency	(1,278)
Net unrealized appreciation on investments	$1,001,705,937

As of November 30, 2021, the components of distributable earnings on a tax basis were as follows:

Unrealized Appreciation	$1,001,705,937
Deferred Late Year Ordinary Losses	(2,817,554)
Total	$998,888,383

The difference between book and tax basis distributable earnings is attributable primarily to temporary differences related to wash sales and partnership book and tax differences.

The Fund elects to defer to the period ending November 30, 2022, late year ordinary losses in the amount of $2,817,554.

Note 10. SENIOR NOTES

On November 5, 2020, the Fund issued senior unsecured notes ("Notes") in an aggregate amount of $225,000,000 in three fixed-rate series. The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The note purchase agreement (the "Agreement") contains various covenants related to other indebtedness and limits on the Fund's overall leverage. Under the 1940 Act and the terms of the Notes, the Fund may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to senior securities representing indebtedness (including the Notes) would be less than 300%.

Annual Report | November 30, 2021	27

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

November 30, 2021

The table below sets forth a summary of the key terms of each series of Notes outstanding at November 30, 2021.

Series	Principal Outstanding November 30, 2021	Payment Frequency	Unamortized Offering Costs	Estimated Fair Value November 30, 2021	Fixed Interest Rate	Maturity Date
A	$85,000,000	Semi-Annual	$750,678	$81,837,400	2.62%	November 5, 2030
B	$85,000,000	Semi-Annual	$765,752	$82,254,166	2.72%	November 5, 2032
C	$55,000,000	Semi-Annual	$505,215	$53,637,959	2.87%	November 5, 2035

The Fund incurred costs in connection with the issuance of the Notes. These costs, totaling $2,226,190, were recorded as a deferred charge and are being amortized over the respective life of each series of notes. Amortization of $191,282 is included as Offering Costs on the Statement of Operations and the carrying amount on the Statement of Assets and Liabilities is equal to the principal amount of the Notes less unamortized offering costs. The estimated fair value of the Notes was calculated, for disclosure purposes, based on estimated market yields for comparable debt instruments with similar maturity and terms. The Fund categorizes the Notes as Level 2 securities within the fair value hierarchy.

The Fund shall at all times maintain a current rating given by a NRSRO (Nationally Recognized Statistical Rating Organization) of at least Investment Grade with respect to the Notes and shall not at any time have any rating given by a NRSRO of less than Investment Grade with respect to the Notes. The Notes have been assigned an 'A' long-term rating by Fitch Ratings.

At November 30, 2021, the Fund was in compliance with all covenants under the Agreement.

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Boulder Growth & Income Fund, Inc.	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

Boulder Growth & Income Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Boulder Growth & Income Fund, Inc. (the "Fund") as of November 30, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the four years in the period then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2021, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund's financial highlights for the year ended November 30, 2017 were audited by other auditors whose report dated January 26, 2018, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund's auditor since 2018.

COHEN & COMPANY, LTD.

Cleveland, Ohio

January 26, 2022

Annual Report | November 30, 2021	29

Boulder Growth & Income Fund, Inc.	Additional Information

November 30, 2021 (Unaudited)

PORTFOLIO INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund's N-PORT reports are available (i) on the Fund's website at www.bouldercef.com; or (ii) on the SEC's website at www. sec.gov.

PROXY VOTING

The policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities held by the Fund are available, without charge, (i) on the Fund's website at www.bouldercef.com, (ii) on the SEC's website at www.sec.gov, or (iii) by calling toll-free (877) 561-7914. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at www.sec.gov.

SENIOR OFFICER CODE OF ETHICS

The Fund files a copy of its code of ethics that applies to its principal executive officer, principal financial officer or controller, or persons performing similar functions (the "Senior Officer Code of Ethics"), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund's Senior Officer Code of Ethics is available on the Fund's website located at www.bouldercef.com.

PRIVACY STATEMENT

Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Board established the following policy regarding information about the Fund's stockholders. We consider all stockholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement. The Fund may collect nonpublic information (e.g., your name, address, email address, Social Security Number, Fund holdings (collectively, "Personal Information")) about stockholders from transactions in Fund shares. The Fund will not release Personal Information about current or former stockholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Fund (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Fund has not and will not in the future give or sell Personal Information about its current or former stockholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

In the future, the Fund may make certain electronic services available to its stockholders and may solicit your email address and contact you by email, telephone or U.S. mail regarding the availability of such services. The Fund may also contact stockholders by email, telephone or U.S. mail in connection with these services, such as to confirm enrollment in electronic stockholder communications or to update your Personal Information. In no event will the Fund transmit your Personal Information via email without your consent.

Use of Personal Information. The Fund will only use Personal Information (i) as necessary to service or maintain stockholder accounts in the ordinary course of business and (ii) to support business functions of the Fund and its affiliated businesses. This means that the Fund may share certain Personal Information, only as permitted by law, with affiliated businesses of the Fund, and that such information may be used for non-Fund-related solicitation. When Personal Information is shared with the Fund's business affiliates, the Fund may do so without providing you the option of preventing these types of disclosures as permitted by law.

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Boulder Growth & Income Fund, Inc.	Additional Information

November 30, 2021 (Unaudited)

Safeguards Regarding Personal Information. Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

NOTICE TO STOCKHOLDERS

The Fund designated the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2020:

Qualified Dividend Income:	100.00%
Dividend Received Deduction:	100.00%

In early 2021, if applicable, stockholders of record received this information for the distributions paid to them by the Funds during the calendar year 2020 via Form 1099. The Funds will notify shareholders in early 2022 of amounts paid to them by the Funds, if any, during the calendar year 2021.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Fund designated $38,918,527 as long-term capital gain dividends for the fiscal year ended November 30, 2021.

LICENSING AGREEMENT

The Fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, "Morningstar Entities"). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in mutual funds generally or in the Fund in particular or the ability of the Morningstar Index Data to track general mutual fund market performance. THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR INDEX DATA OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

STOCKHOLDER VOTING RESULTS

On November 12, 2021, the Fund held its Annual Meeting of Stockholders to consider the proposals set forth below. The following votes were recorded:

Proposal 1: To elect two Class III Directors to the Board of Directors to serve until the 2024 Annual Meeting of Stockholders.

Election of Mr. Richard I. Barr

	# of Votes Cast	% of Votes Cast
For	78,286,579	92.57%
Against/Withhold	6,287,248	7.43%
TOTAL	84,573,827	100.00%

Annual Report | November 30, 2021	31

Boulder Growth & Income Fund, Inc.	Additional Information

November 30, 2021 (Unaudited)

Election of Mr. Steven K. Norgaard

	# of Votes Cast	% of Votes Cast
For	78,736,823	93.10%
Against/Withhold	5,837,004	6.90%
TOTAL	84,573,827	100.00%

SECTION 19(A) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Total Cumulative Distributions for the fiscal period ended November 30, 2021				% Breakdown of the Total Cumulative Distributions for the fiscal period ended November 30, 2021
Net Investment	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Capital Income	Net Realized Return of Gains	Common Capital	Total Per Share
$0.04122	$0.32305	$0.04373	$0.40800	10.10%	79.19%	10.71%	100.00%

www.bouldercef.com	32

Boulder Growth & Income Fund, Inc.	Summary of Dividend Reinvestment Plan

November 30, 2021 (Unaudited)

Registered holders ("Common Stockholders") of common shares (the "Common Shares") are automatically enrolled (the "Participants") in the Fund's Dividend Reinvestment Plan (the "Plan") whereupon all distributions of income, capital gains or managed distributions ("Distributions") are automatically reinvested in additional Common Shares. Common Stockholders who elect to not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholders of record (or if the shares are held in street name or other nominee name, then the nominee) by the custodian, as dividend disbursing agent.

Computershare Shareowner Services (the "Agent") serves as Agent for each Participant in administering the Plan. After the Fund declares a Distribution, if (1) the net asset value per Common Share is equal to or less than the market price per Common Share plus estimated brokerage commissions on the payment date for a Distribution, Participants will be issued Common Shares at the higher of net asset value per Common Share or 95% of the market price per Common Share on the payment date; or if (2) the net asset value per Common Share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent shall apply the amount of such Distribution to purchase Common Shares on the open market and Participants will receive the equivalent in Common Shares valued at the weighted average market price (including brokerage commissions) determined as of the time of the purchase (generally, following the payment date of the Distribution). If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the Common Shares as of the payment date, the purchase price paid by the Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if such Distribution had been paid in Common Shares issued by the Fund. If the Agent is unable to invest the full Distribution amount in purchases in the open market or if the market discount shifts to a market premium during the purchase period then the Agent may cease making purchases in the open market the instant the Agent is notified of a market premium and may invest the uninvested portion of the Distribution in newly issued Common Shares at the net asset value per Common Share at the close of business provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Distribution will be divided by 95% of the market price on the payment date. The Fund will not issue Common Shares under the Plan below net asset value.

There is no charge to Participants for reinvesting Distributions, except for certain brokerage commissions, as described below. The Agent's fees for the handling of the reinvestment of Distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchase in connection with the reinvestment of Distributions. The automatic reinvestment of Distributions will not relieve Participants of any federal income tax that may be payable on such Distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days' written notice to Common Stockholders of the Fund.

Participants in the Plan may (i) request a certificate, (ii) request to sell their shares, or (iii) withdraw from the Plan upon written notice to the Agent or by telephone in accordance with the specific procedures and will receive certificates for whole Common Shares and cash for fractional Common Shares.

All correspondence concerning the Plan should be directed to the Agent, Computershare Shareowner Services, P.O. Box 30170, College Station, TX, 77842-3170. To receive a full copy of the Fund's Dividend Reinvestment Plan, please contact the Agent at 1-866-228-4853.

Annual Report | November 30, 2021	33

Boulder Growth & Income Fund, Inc.	Summary of Updated Information Regarding the Fund

November 30, 2021 (Unaudited)

The following information in this annual report is a summary of certain information about the Fund and changes since the last annual report dated November 30, 2020 (the "prior disclosure date"). This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.

Investment Objective. The Fund's investment objective is total return.

Principal Investment Strategies.

The Fund seeks to produce both income and long-term capital appreciation by investing in a portfolio of equity and debt securities. Under normal market conditions, the Fund invests at least 80% of its total assets in common stocks, primarily domestic common stocks and secondarily in foreign common stocks denominated in foreign currencies; investments in common stocks may include, but are not limited to, investment companies whose objective is income, real estate investment trusts ("REITs"), and other dividend-paying common stocks. The portion of the Fund's assets that is not invested in common stocks may be invested in fixed income securities, cash equivalents and other income-producing securities. The Fund has no limitation on the amount of its assets that may be invested in securities which are not readily marketable or are subject to restrictions on resale. The Fund may not, as a matter of fundamental policy, invest in the securities of companies conducting their principal business activity in the same industry if, immediately after such investment, the value of its investments in such industry would exceed 25% of the value of its total assets.

The Fund is a "non-diversified" investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), which means that it is permitted to invest its assets in a more limited number of issuers than "diversified" investment companies. A diversified company may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer and may not own more than 10% of the outstanding voting securities of any one issuer. However, under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), (A) not more than 25% of the Fund's total assets may be invested in securities of any one issuer (other than U.S. government securities and RICs) or of any two or more issuers controlled by the Fund which may be deemed to be engaged in the same, similar or related trades or businesses; and (B) with respect to 50% of the total value of the Fund's portfolio, (i) the Fund must limit to 5% the portion of its assets invested in the securities of a single issuer (other than U.S. government securities and RICs), and (ii) the Fund may not own more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities and RICs). The Fund intends to concentrate its common stock investments in a few issuers and to take large positions in those issuers, consistent with being a "non-diversified" fund. As a result, the Fund may be subject to a greater risk of loss than a diversified fund or a fund that has diversified its investments more broadly. Taking larger positions is also likely to increase the volatility of the Fund's NAV, reflecting fluctuation in the value of large Fund holdings.

Limitations on investments expressed in percentages are measured and are applicable only at the time of investment. They are not measured or applied on an ongoing basis. There is no requirement for the Fund to sell or change its portfolio investments resulting from changes in the valuations of such investments.

Leverage

Under normal market conditions, the Fund may utilize leverage through Borrowings (defined below) and the issuance of preferred shares (if any) in an amount that represents approximately 33 1/3% or less of the Fund's total assets, including proceeds from such Borrowings and issuances (or approximately 50% of the Fund's net assets). "Borrowings" are defined as: amounts received by the Fund pursuant to loans from banks or other financial institutions; amounts borrowed from banks or other parties using reverse repurchase agreements; or amounts received by the Fund from the Fund's issuance of any senior notes or similar debt securities. Other than with respect to reverse repurchase agreements, Borrowings do not include trading practices or instruments that, according to the SEC or its staff, may cause senior securities concerns.

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Boulder Growth & Income Fund, Inc.	Summary of Updated Information Regarding the Fund

November 30, 2021 (Unaudited)

The Adviser is responsible for making recommendations to the Board regarding the Fund's use of Borrowings. On November 5, 2020 the Fund issued senior unsecured notes ("Notes") in an aggregate amount of $225,000,000 in three fixed-rate series. The 10-, 12-, and 15-year series will pay interest semi-annually at the rate of 2.62%, 2.72%, and 2.87%, respectively. The Fund must experience a 2.72% rate of return in order to cover annual interest payments on the Notes. The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. There can be no assurance that the use of leverage will be successful in enhancing the level of the Fund's total return.

Effects of Leverage

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Fund share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund's portfolio) of minus 10% to plus 10%. These assumed investment portfolio total returns are hypothetical figures and are not necessarily indicative of the investment portfolio total returns experienced or expected to be experienced by the Fund. Further, the assumed investment portfolio total returns are after (net of) all of the Fund's expenses other than expenses associated with leverage); but such leverage expenses are deducted when determining the Fund share total return. See "Risk Factors." The table further reflects the use of leverage representing 13% of the Fund's total assets and estimated leverage costs of 2.72%.

Assumed Portfolio Return	-10.00%	-5.00%	0.00%	5.00%	10.00%
Fund Share Total Return	-11.86%	-6.13%	-0.40%	5.33%	11.07%

Corresponding Fund Share total return is composed of two elements: Fund dividends paid by the Fund (the amount of which is largely determined by the Fund's net distributable income after paying interest or dividends on the Fund's leverage) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% would assume that the distributions the Fund receives on its investments are entirely offset by losses in the value of those securities.

Risk Factors

Investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Fund. An investment in the Fund is intended to be a long-term investment, and you should not view the Fund as a trading vehicle. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions, if applicable.

Investments in Common Stocks. The Fund intends to invest, under normal market conditions, at least 80% of its total assets in publicly traded common stocks. Common stocks generally have greater risk exposure and reward potential over time than bonds. The volatility of common stock prices has historically been greater than bonds, and as the Fund invests primarily in common stocks, the Fund's NAV may also be volatile. Further, because the time horizon for the Fund's investments in common stock is longer, the time necessary for the Fund to achieve its objective of total return will likely be longer than for a fund that invests solely for income.

Annual Report | November 30, 2021	35

Boulder Growth & Income Fund, Inc.	Summary of Updated Information Regarding the Fund

November 30, 2021 (Unaudited)

Fixed Income Securities. The Fund may invest in fixed income securities from time to time. Fixed income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by a Fund, the more sensitive the Fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Non-Diversified Status Risk. The Fund is classified as "non-diversified" under the 1940 Act. As a result, it can invest a greater portion of its assets in securities of a single issuer than a "diversified" fund. The Fund will therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to diversify its investments to the extent necessary to qualify, and maintain its status, as a regulated investment company under U.S. federal income tax laws.

Issuer Focus Risk. The Fund may hold significant positions in a few issuers. Taking larger positions is likely to increase the volatility of the Fund's NAV, reflecting fluctuation in the value of large Fund holdings. In addition, both the Code and 1940 Act allow positions in single issuers to exceed statutory diversification thresholds if the excess occurs as a result of market variations. In such cases, the Fund may continue to hold such excess positions for the sake of tax efficiency. Thus, in such circumstances, the Fund may be even more susceptible to being adversely affected by any corporate, economic, political or regulatory occurrence affecting issuer positions which exceed such thresholds. Note that the risk described here is distinct from the risk of concentration as the term is generally understood under the 1940 Act, which refers whether a particular fund invests in excess of 25% of its total assets in issuers within the same industry or group of industries. As a matter of fundamental policy, the Fund may not invest in the securities of companies conducting their principal business activity in the same industry if, immediately after such investment, the value of its investments in such industry would exceed 25% of the value of its total assets.

Investments in Mid- and Small-cap Securities. The Fund may invest in small- and mid-cap companies from time to time. Generally, small-cap stocks are those securities issued by companies with a total market capitalization of between $250 million to $2 billion, and mid-cap stocks are those securities issued by companies with a total market capitalization of between $2 billion to $10 billion. Small- and mid-cap stocks in which the Fund may invest may present greater opportunities for capital growth than larger companies, but also may be more volatile and subject to greater risk. The small- and mid-cap stocks in which the Fund may invest may present greater opportunities for capital growth than larger companies, but also may be more volatile and subject to greater risk. This is because smaller companies generally may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies, which could lead to higher transaction costs and reduced returns to holders of these securities, including potentially the Fund. In addition, there may be less publicly available information about smaller companies which can also lead to higher risk in terms of arriving at an accurate valuation for these smaller companies.

Leveraging Risk. The Fund currently uses leverage. Use of leverage may have a number of adverse effects on the Fund and its stockholders including without limitation: (i) leverage may magnify market fluctuations in the Fund's underlying holdings thus causing a disproportionate change in the Fund's NAV; and (ii) the Fund's cost of leverage may exceed the return on the underlying securities acquired with the proceeds of the leverage, thereby diminishing rather than enhancing the return to stockholders and generally making the Fund's total return to stockholders more volatile.

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Boulder Growth & Income Fund, Inc.	Summary of Updated Information Regarding the Fund

November 30, 2021 (Unaudited)

Discount From NAV. The common stock of closed-end funds frequently trades at market prices less than the value of the net assets attributable to those shares (a "discount"). The possibility that the Fund's shares will trade at a discount from NAV is a risk separate and distinct from the risk that the Fund's NAV will decrease. The risk of purchasing shares of a closed-end fund that might trade at a discount is more pronounced for investors who wish to sell their shares in a relatively short period of time because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

Repurchase of the Shares. The Fund is authorized to repurchase shares on the open market when the shares are trading at a discount from NAV per share as determined by the Board from time to time. Any acquisition of shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund's expense ratio and may adversely affect the ability of the Fund to achieve its investment objective.

Issuer Risk. The value of the Fund's portfolio may decline for a number of reasons directly related to the issuers of the securities in the portfolio, such as management performance, financial leverage and reduced demand for an issuer's goods and services.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund's portfolio can decline.

Foreign Securities Risk. The Fund is permitted to invest in foreign securities without limitation. Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers.

Currency Risk. The Fund holds investments in foreign securities and thus a portion of the Fund's assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are quoted or denominated. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Sovereign Debt Risk. An investment in debt obligations of non-U.S. governments and their political subdivisions ("sovereign debt") involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers.

Investments in Registered Investment Companies. The Fund may invest in securities issued by other registered investment companies subject to such limitations, restrictions and conditions as imposed by Federal law. Accordingly, the Fund will be subject to the particular risks associated with investing in other funds that are separate from risks associated with the underlying investments held by such registered investment companies. Both the Fund and any registered investment companies in which it invests pay management fees. In addition, the registered investment companies in which the Fund invests will typically incur other operating expenses that are borne by their investors, including the Fund. As a result, Fund stockholders will bear not only the Fund's management fees and operating expenses, but also the fees and expenses of the registered investment companies in which the Fund invests. Investors would bear less expense if they invested directly in the underlying registered investment companies in which the Fund invests. The Fund may also invest in registered investment companies that are not limited in their portfolio trading activity and thus may experience high portfolio turnover rates. Higher turnover rates generally result in correspondingly greater brokerage commissions and other transactional expenses which may be borne by the Fund, directly or through its investment in registered investment companies.

Annual Report | November 30, 2021	37

Boulder Growth & Income Fund, Inc.	Summary of Updated Information Regarding the Fund

November 30, 2021 (Unaudited)

Liquidity Risk. Although the Fund invests primarily in securities traded on national exchanges, it may invest in less liquid assets from time to time that are not readily marketable and may be subject to restrictions on resale. Illiquid securities may be more difficult to value or may impair the Fund's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets and thus may cause a decline in the Fund's NAV. The Fund is not limited in the amount of its assets that may be invested in securities which are not readily marketable or are subject to restrictions on resale, although it may not invest more than 30% of the value of its total assets in securities which have been acquired through private placement. In certain situations, the Fund could find it more difficult to sell such securities at times, in amounts and at prices they consider reasonable.

Derivatives Risk. The Fund's use of derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments (including, for example, risks associated with the creditworthiness of counterparties). The Fund may also be indirectly exposed to derivatives risk through an underlying fund's use of such instruments. Under certain market conditions, derivatives may become harder to value or sell at a fair price, and may thus entail liquidity risks.

Anti-Takeover Risk. The Fund's constituent documents, as amended, include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board. Such provisions could limit the ability of stockholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include, for example, mechanisms governing the consideration of certain matters at stockholder meetings and special voting requirements for the approval of certain transactions. The Fund's Board is also "classified," which means that membership of the Board is divided into separate classes, each class serving staggered terms. Finally, the Horejsi Affiliates (as defined below) will continue to own a substantial portion of the Fund's common shares and thus may discourage a third party from seeking to obtain control of the Fund. Such structures and share ownership may have the overall effect of making any hostile attempt to take control of the Fund through a proxy contest more difficult.

Market Disruption Risk. The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19), which can negatively impact the securities markets and cause a Fund to lose value.

The spread of COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund's investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place and the jobs market. The impact of COVID-19 could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

www.bouldercef.com	38

Boulder Growth & Income Fund, Inc.	Summary of Updated Information Regarding the Fund

November 30, 2021 (Unaudited)

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of the Fund's securities or other assets. Such impacts may adversely affect the performance of the Fund.

New Adviser Risk. Given that Paralel was formed in 2021, it has not previously managed a registered investment fund. Registered funds and their advisers are subject to restrictions and limitations imposed by the 1940 Act and the Internal Revenue Code. As a result, investors do not have a long-term track record of managing a registered investment fund from which to judge Paralel and Paralel may not achieve the intended result in managing the Fund. This disclosure has been added since the prior disclosure date.

Cybersecurity Risk. In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund is susceptible to operational, information security, and related risks due to the possibility of cyber- attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the Fund's operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the Fund's website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on a Fund's systems.

Cyber security failures or breaches by the Fund's service providers (including, but not limited to, the adviser, distributor, custodian, transfer agent, financial intermediaries, and sub-adviser) may cause disruptions and impact the service providers' and the Fund's business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business and the Fund to process transactions, inability to calculate the Fund's net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result of successful cyber-attacks against, or security breakdowns of, the Fund or its third party service providers.

The Fund may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund's investment in such securities to lose value.

Annual Report | November 30, 2021	39

Boulder Growth & Income Fund, Inc.	Summary of Updated Information Regarding the Fund

November 30, 2021 (Unaudited)

Fundamental Investment Restrictions

The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this annual report means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy the Fund may not:

(1)	Issue any senior securities except as permitted under the 1940 Act.
(2)	Invest in the securities of companies conducting their principal business activity in the same industry if, immediately after such investment, the value of its investments in such industry would exceed 25% of the value of its total assets.
(3)	Participate on a joint or a joint and several basis in any trading account in securities, except that the Fund may, to the extent permitted by rules, regulations or orders of the Securities and Exchange Commission (the "SEC"), combine orders with others for the purchases and sales of securities in order to achieve the best overall execution.
(4)	Purchase or sell interests in oil, gas or other mineral exploration or development programs.
(5)	Purchase or sell real estate, except that the Fund may purchase or sell interests in REITs and securities secured by real estate or interests therein issued by companies owning real estate or interest therein.
(6)	Purchase or sell commodities or commodity contracts.
(7)	Make loans other than through the purchase of debt securities in private placements and the loaning of portfolio securities.
(8)	Borrow money in an amount exceeding the maximum permitted under the 1940 Act.
(9)	Underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter in selling a portfolio security which may require registration under the Securities Act of 1933, as amended (the "Securities Act").
(10)	Invest more than 30% of the value of its total assets in securities which have been acquired through private placements.
(11)	Purchase or retain the securities of any issuer, if, to the Fund's knowledge, those officers and directors of the Fund or its investment advisers who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.
(12)	Pledge, mortgage or hypothecate its assets except in connection with permitted borrowing and to the extent related to transactions in which the Fund is authorized to engage.

Portfolio Manager Information

Since the prior disclosure date, Jacob Hemmer was named an Associate Portfolio Manager of the Fund in October 2021. Mr. Hemmer will continue to work with the Fund's other portfolio managers, Stewart R. Horejsi and Joel W. Looney, as the team collectively responsible for the day-to-day management of the Fund's assets. Mr. Hemmer has supported the Fund's portfolio management team since starting with RMA in 2018 in his role as an Investment Analyst which he held until obtaining his new title in October 2021. Prior to starting with RMA, Mr. Hemmer served as a Financial Advisor for Hampton Financial, LLC, a financial planning firm in Salina, KS, from 2012 until 2018. Mr. Hemmer holds a Bachelor of Science in Business Administration from Colorado State University. Mr. Hemmer earned the Chartered Financial Analyst® (CFA) designation in 2017 from the CFA Institute.

www.bouldercef.com	40

Boulder Growth & Income Fund, Inc.	Summary of Updated Information Regarding the Fund

November 30, 2021 (Unaudited)

Fund Organizational Structure

Since the prior disclosure date, there have been no changes in the Fund's charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by stockholders.

Annual Report | November 30, 2021	41

Boulder Growth & Income Fund, Inc.	Directors & Officers

November 30, 2021 (Unaudited)

INDEPENDENT DIRECTORS(1)

Name, Age and Address(2)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(4)	Other Directorships Held by Director
Dr. Dean L Jacobson Birth Year: 1939	Class I Director	Term expires 2022; Director since 2006.	Founder and President (since 1989), Forensic Engineering, Inc. (engineering investigations); Professor Emeritus (since 1997), Arizona State University.	1	None
Richard I. Barr Birth Year: 1937	Lead Independent Director and Class III Director	Term expires 2024; Director since 2002 (Lead Independent Director since 2013).	Retired (since 2001); Various executive positions (1963- 2001), Advantage Sales and Marketing, Inc. (food brokerage) and CBS Marketing (1963-1996).	1	None
Steven K. Norgaard Birth Year: 1964	Class III Director	Term expires 2024; Director since 2011.	Attorney (since 1990), Steven K. Norgaard, P.C. (law firm).	1	Frontier Funds (6 Funds) (since 2013)

www.bouldercef.com	42

Boulder Growth & Income Fund, Inc.	Directors & Officers

November 30, 2021 (Unaudited)

INTERESTED DIRECTORS(1)

Name, Age and Address(2)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(4)	Other Directorships Held by Director
Joel W. Looney(3) Birth Year: 1961	Chairman and Class II Director; President of the Fund	Term expires 2023; Director since 2002; Chairman since 2003; President since 2018.	President (since June 2017) and Asst. Investment Officer (since 2013), Rocky Mountain Advisers, LLC ("RMA"); Manager (since June 2017), Fund Administrative Services, LLC ("FAS"); President (since 2018).	1	None

Annual Report | November 30, 2021	43

Boulder Growth & Income Fund, Inc.	Directors & Officers

November 30, 2021 (Unaudited)

INTERESTED DIRECTORS(1) (continued)

Name, Age and Address(2)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(4)	Other Directorships Held by Director
Nicole Murphey Birth Year: 1977	Class I Director	Term expires 2022; Director since 2021.	Chief Compliance Officer (since 2016), RMA; Founder and Managing Director (since 2018), Whistlepig Compliance Solutions, LLC; Chief Compliance Officer (since 2019), BSW Wealth Partners, Inc. and R3 Returns, LLC; Vice President and Treasurer of RMA (2011-2018) and Assistant Manager of FAS (2011-2018).	1	None

(1)	Directors and Director Nominees who are not "interested persons" of the Fund (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) are referred to as "Independent Directors." Directors and Director Nominees who are "interested persons" of the Fund under the 1940 Act are referred to as "Interested Directors."
(2)	Unless otherwise specified, the Directors' and Director Nominees' respective addresses are 1700 Broadway, Suite 1230 Denver, CO 80290.
(3)	Mr. Looney is considered an "interested person" by virtue of being the President and an Assistant Investment Officer of RMA and an employee of FAS, an affiliate of RMA.
(4)	The term "Fund Complex" means two or more registered investment companies that:
•	hold themselves out to investors as related companies for purposes of investment and investor services; or
•	have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

www.bouldercef.com	44

Boulder Growth & Income Fund, Inc.	Directors & Officers

November 30, 2021 (Unaudited)

OFFICERS

Name, Age and Address(2)	Officer Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Joel Looney Birth year: 1961	President	Since 2018	See information provided previously under the section titled "Interested Directors."
Christopher Moore Birth year: 1984	Vice President; Chief Compliance Officer and Secretary	Since 2021

Mr. Moore is General Counsel and Chief Compliance Officer of Paralel Technologies LLC and Paralel Advisors LLC ("Paralel") since 2021. Mr. Moore served as Deputy General Counsel and Legal Operations Manager of RiverNorth Capital Management, LLC from 2020-2021; VP and Senior Counsel of ALPS Fund Services, Inc. from 2016-2020; and associate at Thompson Hine LLP (2013-2016). Mr. Moore served as a CPA for Ernst & Young (2007-2009).

Mr. Moore was Vice President & Secretary of Boulder Growth & Income Fund, Inc. from 2018-2020.

Jill Kerschen Birth year: 1975	Vice President; Treasurer	Since 2021	Ms. Kerschen joined Paralel in 2021 and is currently Director of Fund Administration. Prior to joining Paralel she was Vice President at ALPS Advisors, Inc. from 2019 to 2021 and from 2013 to 2019 she served as Vice President and Fund Controller at ALPS Fund Services, Inc.

(1)	Officers are elected annually and each officer will hold such office until a successor has been elected by the Board.
(2)	Unless otherwise specified, the Officers' respective addresses are 1700 Broadway, Suite 1230 Denver, CO 80290.

Additional information about the Fund's directors is available in the proxy statement for the Fund's most recent annual shareholder meeting and/or the Fund's most recent statement of additional information. These documents can be obtained without charge on the Fund's website, www.bouldercef.com, or upon request, by calling the Fund at (877) 561-7914.

Annual Report | November 30, 2021	45

Boulder Growth & Income Fund, Inc.	Board Approvals of Investment Advisory and Sub-Advisory Agreements

November 30, 2021 (Unaudited)

Summary of Board Meetings and Considerations

The Board of Directors (the "Board"), including the Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act of 1940, as amended (the "Independent Directors"), met on September 23, 2021 to evaluate, among other things, Paralel Advisors LLC ("Paralel") and Rocky Mountain Advisers, LLC ("RMA" or the "Sub-Advisor"), and to determine whether determine whether approving an investment advisory agreement with Paralel ("New Advisory Agreement") and an investment sub-advisory agreement between RMA and Paralel ("New Sub-Advisory Agreement") (as well as the respective Interim Advisory Agreement and the Interim Sub Advisory Agreement with Paralel and RMA, respectively) was in the best interests of the Fund's stockholders. In addition to the meeting on September 23, 2021, the Board met on June 24 and July 22 of 2021 to review various contract materials associated with the New Advisory Agreement and the New Sub-Advisory Agreement. At the Board meetings and throughout the process of considering the new agreements, the Board, including a majority of the Independent Directors, was advised by its independent legal counsel.

In their consideration of the approval of the New Advisory Agreement and New Sub-Advisory Agreement, the Board and its counsel reviewed materials furnished by Paralel and RMA and communicated with senior representatives of Paralel and RMA regarding their personnel, operations and financial condition. The Board also reviewed the terms of the New Advisory Agreement and the New Sub-Advisory Agreement and considered their possible effects on the Fund and its Stockholders. In this regard, the Directors spoke with representatives of Paralel and RMA during the Board meetings and in private sessions to discuss the anticipated effects of the new agreements.

During these meetings, the representatives of Paralel and RMA indicated their belief that the adoption of the new agreements would not adversely affect (i) the continued operation of the Fund; (ii) the capabilities of the senior personnel and investment advisory personnel of RMA, who provided sub-advisory services to the Fund under the Former Sub-Advisory Agreement, to continue to provide these and other services to the Fund at the same levels; or (iii) the capability of Paralel to provide quality advisory services to the Fund.

Approval of New Advisory Agreement and New Sub-Advisory Agreement

In approving the New Advisory Agreement and the New Sub-Advisory Agreement, the Directors, including the Independent Directors, considered the following factors:

Nature, Extent, and Quality of Services. In examining the nature, extent and quality of the investment advisory services to be provided by Paralel, the Directors considered the qualifications, experience and capability of Paralel's management and other personnel. The Directors considered, among other matters, the process by which Paralel plans to perform oversight of the Fund, including due diligence regarding product structure, resources, personnel, technology, performance, compliance and oversight of the Sub-Adviser. In addition, the Directors reviewed RMA's report summarizing its diligence of Paralel's resources, personnel, operations, technology, and compliance program. Given that Paralel is a newly formed business with no prior operating history, the Directors also evaluated Paralel's plans for future growth and expansion. Furthermore, the Directors considered the qualifications and experience of Paralel's senior personnel, including Jeremy May, the Chief Executive Officer and founder of Paralel. The Directors noted the experience of Mr. May and several members of Paralel's senior management team in providing advisory services to the Fund during their previous roles.

www.bouldercef.com	46

Boulder Growth & Income Fund, Inc.	Board Approvals of Investment Advisory and Sub-Advisory Agreements

November 30, 2021 (Unaudited)

In determining whether to replace ALPS Advisors, Inc. ("ALPS") with Paralel as the Fund's investment adviser, the Directors also considered the high attrition of personnel at ALPS since the Fund initially retained ALPS as the Fund's investment adviser. The Directors also considered the fact that Mr. May's prior employment with ALPS was an important factor in the Board's prior decision to retain ALPS as the Fund's investment adviser.

With respect to the nature, extent and quality of the services provided by the Sub-Adviser, the Directors considered the extent of care and conscientiousness with which the Sub-Adviser performed its duties, as well as the investment management process it used, as the Fund's current Sub-Adviser, in managing the assets of the Fund, including the experience and capability of the Sub-Adviser's management and other personnel responsible for the portfolio management of the Fund and compliance with the Fund's investment policies and restrictions. The Directors considered the fact that Stewart R. Horejsi and Joel W. Looney will continue to serve as the portfolio managers for the Fund through their roles at RMA. The Directors noted the strong partnership between senior personnel at Paralel and the Sub-Adviser and the synergies gained by the Fund through this partnership. The Board also recognized the Sub-Adviser's continued commitment to the Fund.

The Directors considered assurances received from Paralel and the Sub-Adviser that the manner in which the Fund's assets are managed will not change as a result of the change in investment advisers, and that there is not expected to be any diminution in the nature, quality and extent of the advisory services provided to the Fund. Based on the totality of the information considered, the Directors concluded that the Fund was likely to benefit from the nature, extent and quality of Paralel's and the Sub-Adviser's services, and that Paralel and the Sub-Adviser have the ability to provide these services based on their respective experience, operations and current resources.

Investment Performance of the Fund. The Board reviewed the Fund's investment performance over time and compared that performance to that of other funds in its peer group. In making its comparisons, the Board utilized a report from FUSE Research Network, LLC ("FUSE"), an independent provider of investment company data. The Board considered the Fund's net asset value total return relative to the average and median returns for a group of open-end and closed-end funds determined to be most similar to the Fund by FUSE in consultation with the Fund's lead Independent Director. The Board noted the Fund had outperformed the peer group average and median returns across the three-month period ended March 31, 2021, but had underperformed the peer group average and median returns across each of the one-, three-, five- and ten-year periods as of that same date. The Board considered the context of the periods presented, noting the market's continual uptrend in this timeframe did not reward the Fund's focus on risk-adjusted returns. After considering all of the information provided, and the limitations inherent in the FUSE data, the Board concluded that the Fund's performance and the fact that RMA will continue to provide portfolio management services to the Fund, supported the approval of the New Advisory Agreement and the New Sub-Advisory Agreement.

The Directors considered that the Fund's investment objective will not change as a result of the new agreements and that RMA will continue to act as the Fund's Sub-Adviser.

Fees and Expenses. The Board considered the fees payable under the Former Advisory Agreement and the New Advisory Agreement. In evaluating the costs of the services to be provided, the Board received statistical and other information regarding the Fund's total expense ratio and its various components, including advisory fees and investment-related expenses. The Board noted the fee arrangement in place for the Fund under the Former Advisory Agreement. They noted that ALPS received an annual fee, payable monthly, in an amount equal to 0.95% of the value of the Fund's average Managed Assets. In contrast, Paralel will receive an annual fee, payable monthly, in an amount equal to 0.90% of the first $2 billion of the Fund's average Managed Assets, plus 0.80% of the Fund's average Managed Assets over $2 billion. In this regard, the Board obtained information regarding the anticipated profitability for Paralel from serving in the role of sole administrator and investment adviser for the Fund. The combined profitability information was obtained to assist the Board in determining the overall benefits to Paralel from its relationship to the Fund. In particular, the Board reviewed the estimated costs to be incurred by Paralel in providing services to the Fund. Further, the Board considered that the Fund's base advisory fee of 0.90% of the first $2 billion of the Fund's average Managed Assets was lower than the average and median advisory fees of the funds in the FUSE peer group, and that as assets increase, the Fund's fee levels would continue to decrease.

Annual Report | November 30, 2021	47

Boulder Growth & Income Fund, Inc.	Board Approvals of Investment Advisory and Sub-Advisory Agreements

November 30, 2021 (Unaudited)

Based on its analysis of this information, the Board determined that the advisory fee of 0.90% of the first $2 billion of the Fund's average Managed Assets, plus 0.80% of the Fund's average Managed Assets over $2 billion, does not appear to be unreasonable based on the profitability of other investment management firms, a review of fees of similar peer funds, and the quality of the services to be provided by Paralel.

In considering whether implementing a fee waiver was appropriate, the Board examined the profitability of Paralel (including any indirect benefits received from its affiliates) and the overall reduction of the advisory fee and decided that a fee waiver was not necessary at this time.

The Directors considered that the fee to be paid to the Sub-Adviser was paid out of the fees paid to Paralel and that no separate fee for sub-advisory services would be charged to the Fund. The Directors further considered Paralel's belief that the compensation payable to the Sub-Adviser was reasonable, appropriate and fair in light of the nature and quality of the services provided to the Fund. The Directors considered the overall contractual fee rate under the proposed arrangement.

Profitability and Economies of Scale. The Directors reviewed the profitability information provided by Paralel and the Sub-Adviser and considered whether they would be expected to realize economies of scale related to their work with the Fund, such that such economies were appropriately shared with Stockholders in light of the fee breakpoints under the New Advisory Agreement and the New Sub-Advisory Agreement. In consideration of each of Paralel and the Sub-Adviser's profitability levels and the extent to which the Fund's asset were expected to increase, the Board agreed that the fee breakpoints under the New Advisory Agreement and the New Sub-Advisory Agreement were appropriate and would provide the Stockholders with the benefit of economies of scale in the event that the Fund's average Managed Assets exceed $2 billion. The Directors also noted that the overall contractual fee rate would be lower under the new structure.

Indirect Benefits. The Board considered any ancillary or indirect benefits that could accrue to Paralel or the Sub-Adviser as a result of their relationships with the Fund. The Directors considered details related to services that an affiliate of Paralel will provide to the Fund: effective as of November 22, 2021, Paralel Technologies LLC began serving as the Fund administrator. The Board also considered that the Sub-Adviser did not expect to receive any such ancillary benefits directly beyond reputational benefits related to its role with the Fund. The Board concluded that the benefits accruing to Paralel and the Sub-Adviser by virtue of their relationships to the Fund appeared to be reasonable.

After evaluation of the performance, fee and expense information and the profitability, ancillary benefits and other considerations as described above, and in light of the nature, extent and quality of services to be provided by Paralel and the Sub-Adviser, the Board concluded that the level of fees to be paid to each of Paralel and the Sub-Adviser was reasonable.

www.bouldercef.com	48

Boulder Growth & Income Fund, Inc.	Board Approvals of Investment Advisory and Sub-Advisory Agreements

November 30, 2021 (Unaudited)

Other Considerations. In determining whether to approve the New Advisory Agreement and New Sub-Advisory Agreement for the Fund, and whether to recommend approval to Stockholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

•	the fact that the terms of the New Advisory Agreement, though different in certain respects from those of the Former Advisory Agreement, are not materially different, except for the fact that, under the New Advisory Agreement, the Stockholders will pay a lower overall advisory fee;

•	assurances from Paralel that the manner in which the Fund's assets are managed will not change as a result of the engagement of Paralel as the Fund's investment adviser and that there is not expected to be any diminution in the nature, quality and extent of the services provided to the Fund by Paralel and the Sub-Adviser;

•	Paralel's and the Sub-Adviser's financial condition;

•	the potential adverse effects on the Fund in the event the New Advisory Agreement and New Sub-Advisory Agreement are not approved; and

•	the fact that Stockholders of the Fund will not bear the costs of the proxy solicitation. At this time, it is not anticipated that a proxy solicitation firm will be hired to assist with the proxy solicitation process.

Conclusion. Having requested and received such information from each of Paralel and RMA as the Board believed to be reasonably necessary to evaluate the terms of the New Advisory Agreement and New Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Directors, concluded that the structures were reasonable and that approval of the New Advisory Agreement and New Sub-Advisory Agreement were in the best interests of the Fund and its Stockholders.

As a result of its review of the New Advisory Agreement and New Sub-Advisory Agreement, and its consideration of the foregoing factors, the Board, including all of the Independent Directors, unanimously approved the New Advisory Agreement and New Sub-Advisory Agreement for the Fund and recommended such agreements be presented to Stockholders for their approval.

Approval of Interim Advisory Agreement and Interim Sub-Advisory Agreement

At its September 23, 2021 meeting, the Board of Directors, including all of the Independent Directors, unanimously approved the Interim Advisory Agreement and the Interim Sub-Advisory Agreement. The effective date for the Interim Advisory Agreement and Interim Sub-Advisory Agreement was November 22, 2021. The Board considered that the terms of the Interim Advisory Agreement and the Interim Sub-Advisory Agreement were substantially identical to those of the New Advisory Agreement and the New Sub-Advisory Agreement, respectively, except for the term (i.e., the Interim Advisory Agreement and Interim Sub-Advisory Agreement are temporary and will expire on the earlier of Stockholder approval of the New Advisory Agreement and New Sub-Advisory Agreement or 150 days from the interim agreements' effective date). In light of the foregoing, the Directors, including all of the Independent Directors, determined that the scope and quality of services to be provided to the Fund under the Interim Advisory Agreement and the Interim Sub-Advisory Agreement were at least equivalent to the scope and quality of services provided under the former advisory and sub-advisory agreements (collectively, the "Former Advisory Agreements"). In addition, the Fund's overall advisory fees are lower under the Interim Advisory Agreement and Interim Sub-Advisory Agreement than under the Former Advisory Agreements. As a result of its review of the Interim Advisory Agreement and the Interim Sub-Advisory Agreement and its consideration of the foregoing factors, the Board, including all of the Independent Directors, unanimously approved the Interim Advisory Agreement and the Interim Sub-Advisory Agreement for the Fund.

www.bouldercef.com	49

DIRECTORS	Richard I. Barr Dr. Dean L. Jacobson Joel W. Looney Nicole Murphey Steven K. Norgaard
INVESTMENT ADVISER	Paralel Advisors LLC 1700 Broadway, Suite 1230 Denver, CO 80290
SUB-INVESTMENT ADVISER	Rocky Mountain Advisers, LLC 2121 E. Crawford Place Salina, KS 67401
ADMINISTRATOR	Paralel Technologies LLC 1700 Broadway, Suite 1230 Denver, CO 80290
CUSTODIAN	State Street Bank and Trust One Lincoln Street Boston, MA 02111
STOCK TRANSFER AGENT	Computershare Inc. 480 Washington Blvd. Jersey City, NJ 07310
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	Cohen & Company, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, OH 44115
LEGAL COUNSEL	Paul Hastings, LLP 515 South Flower Street Twenty-Fifth Floor Los Angeles, CA 90071

The views expressed in this report and the information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

www.bouldercef.com

 Item 2. Code of Ethics.

As of the end of the period covered by this report, Boulder Growth & Income Fund, Inc. (the “Registrant” or “Fund”) has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer (the “Senior Officer COE”). During the period covered by this report, there were no material changes made to provisions of the Senior Officer COE, nor were there any waivers granted from a provision of the Senior Officer COE. A copy of the Registrant’s Senior Officer COE is filed with this N-CSR under Item 13(a).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Directors has determined that Steven K. Norgaard is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined in paragraph (a)(2) of Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $39,500 and $39,500 for the fiscal years ended November 30, 2020 and November 30, 2021, respectively.

(b)	Audit-Related Fees – The aggregate fees billed for the fiscal years ended November 30, 2020 and November 30, 2021 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and which are not reported under (a) of this Item were $0 and $0.

(c)	Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Registrant’s income tax returns, excise tax returns, dividend calculations and Maryland Property Tax returns were $7,500 and $7,500 for the fiscal years ended November 30, 2020 and November 30, 2021, respectively.

(d)	All Other Fees – The aggregate fees billed for the last two fiscal years for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item were $0 and $0 for the fiscal years ended November 30, 2020 and November 30, 2021, respectively.

(e)	(1) The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services. Under the audit committee’s charter, pre-approval of permitted non-audit services by the Registrant’s accountant is not required if: (i) the aggregate amount of all permitted non-audit services is not more than 5% of the total revenues paid by the Registrant to the accountant in the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the audit committee and approved by the audit committee or a designated audit committee member prior to the completion of the audit of the Registrant’s annual financial statements.

(2)   There were no services described in (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal year ended November 30, 2021 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were $7,500 in 2020 and $22,500 in 2021.These amounts consist of the tax fees disclosed in Item 4(c) above and fees incurred by Paralel Technologies LLC associated with Cohen’s SOC 1 Readiness Review that occurred in the fiscal year ended November 30, 2021.

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the Registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the Registrant that were not pre-approved by the Committee was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5. Audit Committee of Listed Registrants.

The Registrant has an audit committee which was established by the Board of Directors of the Fund in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The members of the Registrant’s audit committee are Dr. Dean L. Jacobson, Richard I. Barr, and Steven K. Norgaard.

Item 6. Investments.

(a) The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated, subject to the supervision of the Board of Directors, the voting of proxies relating to its voting securities to its advisers. The Registrant’s Proxy Voting Procedures are included as Appendix A to this Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) Stewart R. Horejsi, Joel W. Looney and Jacob Hemmer are the Fund’s portfolio managers and are collectively responsible for the day-to-day management of the Fund’s assets. Messrs. Horejsi, Looney and Hemmer are referred to herein as the “Portfolio Managers”. Rocky Mountain Advisers, LLC (“RMA”) is the sub-adviser to the Fund.

Mr. Horejsi has been the financial and investment adviser for the Horejsi Affiliates since 1982 and for RMA since 2008. Mr. Horejsi was also the Chief Investment Officer for Stewart West Indies Trading Company, Ltd. d/b/a Stewart Investment Advisers (“SIA”) from 1999 to 2018 and Boulder Investment Advisers, LLC (“BIA”) from 1999 to 2015. Mr. Horejsi has been a Portfolio Manager for the Fund since January 2002 and was also a Portfolio Manager for Boulder Total Return Fund, Inc. (“BTF”) from 1999 to 2015, for The Denali Fund Inc. (“DNY”) from 2008 to 2015 and for First Opportunity Fund, Inc. (“FOFI”) from 2010 to 2015 (together, BTF, DNY and FOFI are referred to as the “Acquired Funds”). Separately, Mr. Horejsi acts as a financial consultant to other private trusts and entities associated with the Horejsi family (collectively, the “Horejsi Affiliates”) and consults with respect to their portfolios of equities.

Mr. Looney joined RMA as an Assistant Investment Officer and a Portfolio Manager of the Fund in 2013. Mr. Looney was also an Assistant Investment Officer for BIA from 2013 to 2015 and a Portfolio Manager for the Acquired Funds from 2013 to 2015. Separately, Mr. Looney acts as an Investment Advisory Representative providing investment supervisory and financial planning services to RMA’s private clients (the “RMA Private Clients”) for which RMA receives fees generally based on a percentage of assets under management. Prior to joining RMA, Mr. Looney was the Principal for Financial Management Group, LLC, an investment management firm, from 1999 to 2013. Mr. Looney also currently serves as Chairman of the Board of Directors for the Fund. [

Mr. Hemmer was named an Associate Portfolio Manager of the Fund in October 2021. Mr. Hemmer will continue to work with the Fund’s other portfolio managers, Messrs. Horejsi and Looney, as the team collectively responsible for the day-to-day management of the Fund’s assets. Mr. Hemmer has supported the Fund’s portfolio management team since starting with RMA in 2018 in his role as an Investment Analyst which he held until obtaining his new title in October 2021. Prior to joining RMA, Mr. Hemmer served as a Financial Advisor for Hampton Financial, LLC, a financial planning firm in Salina, KS, from 2012 until 2018. Mr. Hemmer holds a Bachelor of Science in Business Administration from Colorado State University. Mr. Hemmer earned the Chartered Financial Analyst® (CFA) designation in 2017 from the CFA Institute.

Other Accounts Managed by Portfolio Managers

The below information is as of November 30, 2021. No accounts shown are subject to a performance fee.

Stewart Horejsi

	Registered investment companies	Other pooled investment vehicles	Other accounts
Total assets managed	$1,759,630,768	-	$1,594,608,819
Number of accounts	1	-	11

Joel Looney

	Registered investment companies	Other pooled investment vehicles	Other accounts
Total assets managed	$1,759,630,768	-	$201,596,171
Number of accounts	1	-	319

Jacob Hemmer

	Registered investment companies	Other pooled investment vehicles	Other accounts
Total assets managed	$1,759,630,768	-	$201,596,171
Number of accounts	1	-	319

Included in the assets listed under “Other Accounts” are investments placed in the Fund of $590,902,987 for Mr. Horejsi, $2,377,821 for Mr. Looney, and $2,377,821 for Mr. Hemmer.

Compensation and Conflicts of Interest

As a general matter, portfolio management staff are paid an annual fixed salary and are offered participation in the firm’s 401K, as well as other benefits that are offered to employees of RMA. In evaluating a portfolio manager’s salary and annual pay increases, the Fund’s performance may be one of many factors considered by management. However, as a general matter, RMA does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks. Other factors that may also be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within RMA’s investment team, contributions to the RMA’s overall performance, discrete securities analysis, idea generation, and other considerations. Generally, a portfolio manager does not receive bonuses; however, in the case of Mr. Horejsi, because of his affiliation with and beneficial interest in the Horejsi Affiliates which owns RMA, he may, directly or indirectly, receive distributions of RMA’s profits. In the case of Messrs. Looney and Hemmer, in addition to an annual fixed salary and other benefits mentioned above, he receives a portion of the fees paid to RMA for providing investment supervisory and financial planning services to the RMA Private Clients.

Conflicts of interest may arise in connection with the Portfolio Managers’ management of the Fund’s investments. This is because Mr. Looney and Mr. Hemmer also serves as a portfolio manager to the RMA Private Clients. Additionally, Mr. Horejsi consults for a substantial portfolio of securities held by the Horejsi Affiliates with respect to which he may benefit. From time to time, securities may meet the investment objectives of one or any combination of the Fund, the RMA Private Clients and the Horejsi Affiliates. In such cases, the decision to recommend a purchase for one account rather than another is based on a number of factors. Allocations of investments to and among the Fund and the RMA Private Clients are made in accordance with the investment allocation policies and procedures of RMA. There is no guarantee that these policies and procedures will be able to identify and mitigate all potential conflicts of interest with respect to the investments of the Fund. Factors considered in the investment recommendations for the Fund or any other client of RMA may include the size of the portfolio, concentration of holdings, investment objectives, restrictions and guidelines, asset coverage ratios, tax considerations, purchase cost, and cash availability. It is possible that at times identical securities will be held by the Fund and one or more RMA Private Clients. However, positions in the same issue may vary and the length of time that any account may choose to hold its investment in the same issue may likewise vary.

Fund Ownership

Mr. Horejsi does not directly own any shares of the Fund. However, the Horejsi Affiliates, which include many individuals and entities that have engaged Mr. Horejsi as a financial consultant and with respect to which Mr. Horejsi is a discretionary beneficiary, hold shares of the Fund. The Horejsi Affiliates hold shares of the Fund as follows: Susan L. Ciciora Trust holds 23,349,382 shares, the Stewart West Indies Trust holds 16,900,168 shares, John S. Horejsi Trust holds 677,847 shares, John X. Ciciora Trust holds 967,009 shares, Jack S. Ciciora Trust holds 1,150,096 shares, Amanda N. Ciciora Trust holds 1,150,096 shares, Courtney M. Ciciora Trust holds 1,150,096 shares and Susan L. Ciciora owns 39,560 shares. Because of Mr. Horejsi’s advisory or familial role with respect to these Horejsi Affiliates, Mr. Horejsi may be deemed to have indirect beneficial ownership of their respective shares which in the aggregate have a dollar range in excess of $1 million.

Mr. Looney owned 70,049 shares of the Fund as of November 30, 2021 with an aggregate value of between $500,001 - $1,000,000.

Mr. Hemmer owned 5,000 shares of the Fund as of November 30, 2021 with an aggregate value of between $50,000-$100,000.

(b) Not applicable.

Item 9 . Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
12/1/20 - 12/31/20	254,865	11.06	254,865	N/A
1/1/21 - 1/31/21	140,659	11.02	140,659	N/A
2/1/21 - 2/28/21	26,434	11.07	26,434	N/A
3/1/21 - 3/31/21	-	N/A	-	N/A
4/1/21 - 4/30/21	-	N/A	-	N/A
5/1/21 - 5/31/21	-	N/A	-	N/A
6/1/21 - 6/30/21	-	N/A	-	N/A
7/1/21 - 7/31/21	-	N/A	-	N/A
8/1/21 - 8/31/21	-	N/A	-	N/A
9/1/21 - 9/30/21	-	N/A	-	N/A
10/1/21 - 10/31/21	-	N/A	-	N/A
11/1/21 - 11/30/21	46,649	13.37	46,649	N/A

On August 9, 2017, the Fund announced its reaffirmation of its share buyback program. Under the program, the Fund’s sub-adviser, RMA, has the authority (but not the obligation) to repurchase the Fund’s common stock in the open market when shares are trading at a discount to net asset value. RMA is authorized to use its discretion in repurchasing shares when market conditions warrant. The timing, manner, price, and amount of any share repurchases will be determined by RMA in its discretion, based on the foregoing as well as applicable legal and regulatory requirements and other factors, including the guidelines specified in Rule 10b-18 of the Securities Exchange Act of 1934, as amended. The program may be suspended, extended, modified, or discontinued at any time.

Each of the purchases in the table above have been made pursuant to the share buyback program described above.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the stockholders may recommend nominees to the Registrant’s Board of Directors have been implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item, except that the Fund’s address for which shareholders may submit nominations to has changed to the following: 1700 Broadway Suite 1230, Denver, CO 80290.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13. Exhibits.

(a)(1)	Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibits 99.302(i) CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906CERT.

(c)	Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated November 17, 2008, the 19(a) Notices to Beneficial Owners is attached hereto as Exhibit 13(c).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)		BOULDER GROWTH & INCOME FUND, INC.

By (Signature and Title)		/s/ Joel W. Looney
Joel W. Looney, President
(Principal Executive Officer)

Date:	February 3, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)		/s/ Joel W. Looney
Joel W. Looney, President
(Principal Executive Officer)

Date:	February 3, 2022

By (Signature and Title)		/s/ Jill Kerschen
Jill Kerschen, Treasurer
(Principal Financial Officer)

Date:	February 3, 2022

Appendix A

Proxy Voting Policies and Procedures

BACKGROUND AND DISCUSSION

The Board of Directors of Boulder Growth & Income Fund, Inc. has adopted a Proxy Voting Policy used to determine how the Fund votes proxies relating to the portfolio’s securities. In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of a Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser/ sub-adviser, or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the Advisers’/Sub-Advisers’ Proxy Voting Policy (described below), provided such specific voting policy was approved by the Board.

POLICY AND PROCEDURE

The Fund CCO shall ensure that each Adviser/Sub-Adviser (collectively, the “Adviser”) has adopted a Proxy Voting Policy, which it uses to vote proxies for its clients, including the Funds.

A.	General

The Fund believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Fund is committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

B.	Delegation to the Adviser

The Fund believes that the Adviser is in the best position to make individual voting decisions for the Funds consistent with this Policy. Therefore, subject to the oversight of the Board, the Adviser is hereby delegated.

to make the proxy voting decisions for the Funds, in accordance with each applicable Adviser’s Proxy Voting Policy, except as provided herein; and

to assist the Funds in disclosing their respective proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Funds are entitled to vote: (a) information identifying the matter voted on, (b) whether the matter was proposed by the issuer or by a security holder, (c) whether and how the Fund cast its vote, and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent directors of the Board, must approve each Adviser’s Proxy Voting and Disclosure Policy (the “Adviser Voting Policy”) as it relates to the Funds. The Board must also approve any material changes to each Adviser Voting Policy no later than six (6) months after adoption by an Adviser.

C.	Conflicts

In cases where a matter with respect to which a Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser/sub-adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the Adviser Voting Policy, provided such specific voting policy was approved by the Board.

Adopted: October 26, 2007

Amended: July 30, 2010

Amended: November 8, 2010,

Amended: July 27, 2012, Amended: August 5, 2013, Amended: May 4, 2015

Amended: October 30, 2015 to provide additional background material and address third party proxy voting service voting guidelines